SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Agrify Corporation
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

AGRIFY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

______________________

April 30, 2025

______________________

NOTICE AND PROXY STATEMENT

April 30, 2025

Dear Agrify Corporation Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the Agrify Corporation (“Agrify” or the “Company”) Virtual Annual Meeting of Stockholders to be June 11, 2025, at 4:30 p.m. Eastern Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGFY2025, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

At the meeting, you and the other stockholders will be asked to vote upon the following:

•        To elect seven directors, each for a one-year term;

•        To ratify the appointment of GuzmanGray as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•        To approve an amendment to the Agrify Corporation 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 250,000 shares.

As of April 22, 2025, the Company had 1,952,014 shares of Common Stock outstanding. Only shareholders of record as of the close of business on April 22, 2025 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

Whether or not you can attend the meeting, please read the attached proxy statement. When you have done so, please mark your vote on the proxy card, sign and date the proxy card, and return it to us. Alternatively, you may cast your vote by telephone, or through the Internet. Instructions for voting by telephone or through the Internet are included with your proxy. Your vote is important. Please act promptly by voting your shares by telephone, via the Internet, or by signing, dating and returning the proxy card.

Thank you for your continued interest in Agrify. We look forward to seeing you at the meeting.

Sincerely,
/s/ Benjamin Kovler
Benjamin Kovler
Chairman and Interim Chief Executive Officer

2220 Hicks Road, Suite 210, Rolling Meadows, IL 60008 • Tel: (855) 420-0020
ir@agrify.com • www.agrify.com

Agrify Corporation
2220 Hicks Road, Suite 210
Rolling Meadows, IL 60008

______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 11, 2025

______________________

To the Agrify Corporation Stockholders:

Agrify Corporation (“Agrify”) will hold its Virtual Annual Meeting of Stockholders on June 11, 2025 at 4:30 p.m., Eastern Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGFY2025, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

We are holding this meeting for the following purposes:

•        To elect seven directors, each for a one-year term;

•        To ratify the appointment of GuzmanGray as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•        To approve an amendment to the Agrify Corporation 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 250,000 shares.

The Board of Directors selected April 22, 2025 as the record date for determining stockholders entitled to vote at the Annual Meeting. As of April 22, 2025, Agrify had 1,952,014 shares of Common Stock outstanding. A list of stockholders on that date will be available for inspection at Agrify’s corporate headquarters, 2220 Hicks Road, Suite 210, Rolling Meadows, IL 60008 , during normal business hours for the ten-day period prior to the Annual Meeting. Only holders of our Common Stock as of the close of business on April 22, 2025 are entitled to vote at the Annual Meeting or any adjournment thereof.

On or about April 30, 2025, we are mailing to our stockholders our proxy statement, proxy and 2024 Annual Report on Form 10-K, as amended.

By Order of the Board of Directors,
/s/ Benjamin Kovler
Benjamin Kovler
Corporate Secretary

Rolling Meadows, Illinois
April 30, 2025

Important Notice Regarding Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to be Held on June 11, 2025: The Notice of Annual Meeting and Proxy Statement and our 2024 Annual Report on Form 10-K are available at www.proxyvote.com.

2220 Hicks Road, Suite 210, Rolling Meadows, IL 60008 • Tel: (855) 420-0020
ir@agrify.com • www.agrify.com

IMPORTANT

Whether or not you expect to attend the virtual annual meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

AGRIFY CORPORATION
PROXY STATEMENT

i

GENERAL INFORMATION

Annual Meeting Information

This proxy statement contains information related to the Virtual Annual Meeting of Stockholders of Agrify Corporation (the “Company” or “Agrify”) to be held on June 11, 2025, beginning at 4:30 p.m., Eastern Time, and any postponements or adjournments thereof (the “Annual Meeting”). This proxy statement was prepared at the direction of our Board of Directors to solicit your proxy for use at the Annual Meeting. On or about April 30, 2025, we are mailing to our stockholders our proxy statement, Annual Report and proxy materials.

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AGFY2025 you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Q:     Who is soliciting my proxy?

A:     We, the Board of Directors of Agrify Corporation, are sending you this proxy statement in connection with our solicitation of proxies for use at the Annual Meeting. Certain directors, officers and employees of Agrify may (without compensation) solicit proxies on our behalf by mail, phone, fax, Internet or at the Annual Meeting.

Q:     Who is paying for this solicitation?

A:     Agrify will pay for any solicitation of proxies. Agrify also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Agrify Common Stock.

Q:     What am I voting on?

A:     There are three items scheduled to be voted on at the Annual Meeting:

•        Item 1 — The election of Benjamin Kovler, Max Holtzman, Timothy Mahoney, Peter Shapiro, Sanjay Tolia, Armon Vakili and Krishnan Varier to the Board of Directors;

•        Item 2 — The ratification of the appointment of GuzmanGray as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Appointment”); and

•        Item 3 — The approval of an amendment to the Agrify Corporation 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 250,000 (the “Equity Plan Proposal”).

Q:     Who can vote?

A:     Only those who owned Common Stock of record at the close of business on April 22, 2025, the record date for the Annual Meeting (the “Record Date”), can vote. If you owned Common Stock on the Record Date, you have one vote per share for each Item up for vote at the Annual Meeting.

Q:     How do I vote?

A:     You may vote your shares either at the Annual Meeting or by proxy. To vote by proxy, you should mark, date, sign and mail the proxy card provided with this proxy statement or vote by telephone or through the Internet.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/AGFY2025. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the Annual Meeting. If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/AGFY2025, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:     Can I vote by telephone or electronically?

A:     If you are a registered stockholder, you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on June 10, 2025.

Q:     How are votes counted?

A:     You may vote for each of the three proposals as follows:

•        “FOR” or “WITHHOLD” with respect to each nominee to our Board of Directors specified in Item 1 of this proxy statement;

•        “FOR,” “AGAINST” or “ABSTAIN” with respect to the ratification and approval of the Auditor Appointment described in Item 2 of this proxy statement; and

•        “FOR,” “AGAINST” or “ABSTAIN” with respect to the Equity Plan Proposal described in Item 3 of this proxy statement.

If you return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares “FOR” the election of each of the nominees for director and “FOR” each of Items 2 and 3. Giving a proxy will not affect your right to vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy and vote at the Annual Meeting if you wish.

Q:     What happens if I withhold my vote for an individual director?

A:     Withheld votes are not included in the vote tally for the election of directors. If you wish your shares to be voted for some nominees, and not voted for others, then indicate the name(s) of the nominee(s) for whom you are withholding authority to vote by writing the name(s) of such nominee(s) in the space provided in the proxy. If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD ALL.”

Q:     What are broker non-votes and abstentions?

A:     If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, then the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated a “broker non-vote”). An abstention is a decision by a stockholder to take a neutral position on a proposal being submitted to stockholders at a meeting.

Q:     On which proposals do brokers have discretion to vote without instructions from beneficial owners?

A:     If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. However, if you do not give instructions to the broker, then the broker will not be entitled to vote the shares with respect to Item 1, the election of directors, or Item 3, the Equity Plan Proposal. Brokers will be able to vote on the approval of the Item 2, the Auditor Appointment, in the absence of your instructions as that matter is considered a “discretionary” item.

Q:     How do broker non-votes and abstentions affect the existence of a quorum and the vote required for the proposals at the Annual Meeting?

A:     Broker non-votes and abstentions on any matter are included in determining the number of shares represented for the purpose of determining whether a quorum is present at a stockholders’ meeting. Because directors will be elected by a plurality of the votes cast (i.e., the seven director nominees receiving the greatest number of votes will be elected) at the Annual Meeting, an abstention would have no effect on the vote concerning the election of directors and thus is not being offered as a voting option in the election of directors under Item 1. Under Nevada law, broker non-votes are not considered to be entitled to vote on the matter and, thus, will not have any impact on the outcome of Item 3. Although abstentions are considered present and entitled to vote on a matter, abstentions are not considered to be votes cast under Nevada law, and thus will have no impact on the outcome of Item 3, which requires the favorable vote of a majority of the votes cast at the Annual Meeting by stockholders entitled to vote on the matter.

Q:     Can I change my vote after I return my proxy card?

A:     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Corporate Secretary either written notice of your revocation or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy; however, delivery of a later dated proxy before the polls close at the Annual Meeting will revoke a proxy previously granted.

Q:     What are the Board’s recommendations?

A:     Our Board of Directors recommends that you vote your shares as follows:

•        “FOR” each of the seven nominees to our Board of Directors as described in Item 1 of this proxy statement;

•        “FOR” the ratification and approval of the Auditor Appointment as described in Item 2 of this proxy statement; and

•        “FOR” the Equity Plan Proposal described in Item 3 of this proxy statement.

Q:     What constitutes a quorum?

A:     As of April 22, 2025, we had 1,952,014 shares of Common Stock outstanding and 53 holders of record. Each share of our Common Stock is entitled to one vote per share. The holders of one-third of the total outstanding shares entitled to vote, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Q:     What happens if a quorum is not present?

A:     If a quorum is not present at the scheduled time of the Annual Meeting, then the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The time and place of an adjourned meeting, if necessary, would be announced at the time the adjournment is taken and no other notice would be given. Voting cannot take place unless a quorum is present.

Q:     What is the voting requirement to approve each of the items?

A:     The voting requirement to approve each of the proposals is as follows:

•        Directors are elected by a plurality of the votes cast. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominees.

•        The affirmative vote of a majority of votes cast on the proposal is required to ratify the Auditor Appointment in Item 2.

•        The affirmative vote of a majority of votes cast on the proposal is required to approve the Equity Plan Proposal in Item 3.

Q:     Can I vote on other matters?

A:     Our Second Amended and Restated Bylaws limit the matters presented at an Annual Meeting to those in a notice of Annual Meeting and those otherwise properly presented at an Annual Meeting. Since none of our stockholders provided notice for any other business matters during the applicable period set forth in our Second Amended and Restated Bylaws, no matters other than those included in the Notice of Annual Meeting may properly come before the Annual Meeting.

Q:     Who will count the vote?

A:     Representatives of Broadridge Financial Solutions, Inc., our transfer agent, will tabulate the votes.

ITEM 1 — ELECTION OF DIRECTORS

Our Board of Directors (which is sometimes referred to in this proxy statement as our “Board”) currently consists of Benjamin Kovler, Max Holtzman, Armon Vakili, Peter S. Shapiro, Sanjay Tolia, Timothy Mahoney and Krishnan Varier. You and the other stockholders are requested to vote for the nominees set forth below to serve as directors until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The individuals named as proxies will vote the enclosed proxy for the election of all nominees listed below, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the Board. There are no family relationships among any of our executive officers or directors.

Vote Required

If a quorum is present, individual nominees will be elected by a plurality of the votes of shares present at the Annual Meeting or represented by proxy at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominees. If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. However, if you do not give instructions to the broker, then the broker will not be entitled to vote the shares with respect to the election of directors.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” each of the following nominees.

Following are the names and ages of the director nominees, the year they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships.

Nominees for Election

Name	Age	Experience
Benjamin Kovler	46

Mr. Kovler has served as a member of our Board of Directors since November 5, 2024. Mr. Kovler founded Green Thumb Industries Inc. (“Green Thumb”) in 2014. He has been Chairman of Green Thumb since 2014 and Chief Executive Officer from 2014 through year-end 2017 and again since August 2018. Mr. Kovler is frequently featured as a cannabis industry thought leader in media outlets such as Bloomberg, Barron’s, Business Insider, CNBC and Forbes. He previously served on the boards of directors of Springbig, Inc., a cannabis marketing platform from January 2018 until December 2022, and The Cann + Botl Company, a privately held cannabis-infused beverage company, from December 2020 to December 2022. He is also co-founder of Invest For Kids, a not-for-profit organization that hosts an annual investment ideas conference to benefit underserved young people in Chicago. Founded in 2009, Invest For Kids has raised nearly $23 million, 100% of which has supported over 100 organizations dedicated to improving the lives of Chicago’s youth. Mr. Kovler earned a Bachelor of Arts in philosophy, politics and economics from Pomona College and a Master of Business Administration in accounting and finance from The University of Chicago. Mr. Kovler has served as a Director of our Company since November 2024. We believe that Mr. Kovler’s qualifications to sit on the Board include his experience in the cannabis and hemp industries and his extensive experience managing complex operating companies.

Name	Age	Experience
Max Holtzman	55

Mr. Holtzman has served as a member of our Board of Directors since July 14, 2022. Mr. Holtzman has served as Principal at Ocean 14 Capital, a private equity impact fund focused on the Blue Economy, since December 2021. Mr. Holtzman has also served as Investments Principal at Pontos Aqua, LLC, which provides strategic advisory services in the global seafood and aquaculture space, since June 2017. Mr. Holtzman is a founding officer of Stronger America through Seafood, which strives to increase the production of healthy, sustainable, and affordable seafood in the United States. Mr. Holtzman previously served as the Vice Chairman of Capitol Peak Asset Management, which focused on infrastructure projects and companies in Rural America. Prior to Capitol Peak, Mr. Holtzman was appointed by President Obama as the Senior Advisor to the United States Secretary of Agriculture. From 2009 to 2014, Mr. Holtzman advised the Secretary on the development of new public-private partnerships, aquaculture, trade, biotechnology, and international food security. He also served as Acting Deputy Under Secretary for Farm and Foreign Agriculture Services and as Acting Deputy Under Secretary of Marketing and Regulatory Programs. In these roles, Mr. Holtzman represented the United States in its negotiations with the Peoples Republic of China as a four-time Delegate on the Joint Committee on Commerce and Trade, and he was regularly involved with a multitude of international trade issues, trade missions, and trade negotiations. He also served as the United States Chairman of the North American Biotechnology Initiative, which includes the United States, Canada, and Mexico. Prior to this appointment, Mr. Holtzman, an attorney for over 25 years, provided strategic consulting to multi-national companies related to transportation infrastructure, project finance, public-private partnerships, health care, and government procurement. He also served as a City Attorney and Special Counsel to several municipalities. Mr. Holtzman has served as a Board Member of The Arcadia Center for Sustainable Food and Agriculture, the Founding Chairman of Adopt-A-Classroom, and he has sat on the Global Advisory Council of Secure System. Mr. Holtzman received his undergraduate degree in Agricultural Economics from the University of Florida’s Institute of Food and Agricultural Sciences and his law degree from the University of Miami. We believe that Mr. Holtzman’s qualifications to sit on the Board include his extensive experience in finance, government relations and international trade.

Armon Vakili	33

Mr. Vakili has served as a member of our Board of Directors since November 5, 2024. Mr. Vakili has served as Vice President of Mergers, Acquisitions, and Partnerships at Green Thumb since 2017 and is involved in all external investments and strategic developments. Prior to joining Green Thumb, Mr. Vakili was part of the M&A/advisory teams at Stericycle Inc. and KPMG US LLP. Mr. Vakili earned his Bachelor of Arts at Indiana University. We believe that Mr. Vakili’s qualifications to sit on the Board include his experience managing strategic transactions and partnerships in the cannabis and hemp industries.

Name	Age	Experience
Peter S. Shapiro	52

Mr. Shapiro has served as a member of our Board of Directors since January 31, 2025. Mr. Shapiro is an independent music entrepreneur who has owned and operated celebrated venues Brooklyn Bowl, Brooklyn Bowl Las Vegas, Brooklyn Bowl Nashville, Brooklyn Bowl Philadelphia, The Capitol Theatre, Bearsville Theater and Wetlands Preserve. Mr. Shapiro partnered exclusively with the family of Jerry Garcia to open Garcia’s at The Capitol Theatre, to be followed by additional clubs in Chicago and New York City. In 2015, he produced Fare Thee Well: Celebrating 50 Years of the Grateful Dead, at Levi’s Stadium in Santa Clara, CA and Chicago’s Soldier Field. Shapiro founded Lockn’, a four-day music and camping festival held in Nelson County, Virginia as well as Jazz & Colors, an experiential music event held in Central Park and the Metropolitan Museum of Art. He originated the Rock and Roll Playhouse, developing the family concert series into a weekly national concert series that takes place in over 25 markets across America. In 2024, Peter coproduced the sold out Soulshine Benefit at Madison Square Garden raising money for hurricane relief in North Carolina and Florida. His other endeavors include the IMAX concert films U2 3D and All Access, the Jammys awards show, the Green Apple Earth Day Festival, and Easy Rider Live. Billboard has selected him multiple times for its Power 100 List of “Most Influential People in the Music Business.” Mr. Shapiro serves as publisher of Relix magazine and sits on the board of a number of civic and charitable organizations, including: New York Public Radio, City Parks Foundation and the Rock and Roll Hall of Fame Museum. Peter also is a member of the Rock and Roll Hall’s nominating committee. From 2019 to 2024, he served as Chairman of HeadCount, one of the leading youth voter engagement and participation organizations in America, and currently sits on its Board of Directors. He earned a bachelor of arts degree from Northwestern University. We believe that Mr. Shapiro’s qualifications to sit on the Board include his extensive background in starting and managing businesses and his experience with branding and entertainment.

Sanjay Tolia	46

Mr. Tolia has served as a member of our Board of Directors since January 31, 2025. Mr. Tolia is an entrepreneur with an institutional finance background. He began his career at several prominent Chicago-based funds before founding Bengal Capital, a large equity derivatives hedge fund that focuses on health and wellness markets. Mr. Tolia has served as founder of Marine Layer Capital LLC since March 2023, which creates and trades structured notes and derivative products for wealth management clients. He also served as Senior Advisor to Leaf VIP from April 2020 through March 2023, as founder of Bengal Catalyst Fund LP from January 2018 through March 2023, and as founder and managing director of Bengal Capital LLC from March 2007 through December 2018. Mr. Tolia helped to create and manage several industry-leading brands and products in the nascent wellness space and has a deep track record of taking companies public, mergers and acquisitions, restructuring, and corporate strategy. He has served on the boards of directors of Sunday Goods & The Pharm since November 2020 and Jetty Extracts, a leading consumer packaged goods company in the health and wellness sector that was acquired by Canopy Growth, from January 2018 through June 2024. He earned a bachelor’s degree in economics from The University of Michigan. We believe that Mr. Tolia’s qualifications to sit on the Board include his background in capital markets and mergers and acquisitions transactions and his experience in the cannabis industry.

Name	Age	Experience
Timothy Mahoney	68

Mr. Mahoney is the owner of Caribou LLC, a strategic advisory firm he founded in 2009 that consults with CEOs and their boards on managing systemic risk and maximizing shareholder value through the identification and capture of strategic opportunities. In March 2013, Mr. Mahoney also founded Cannae Policy Group, a Washington D.C. based public policy company, where he serves as a Chief Political Strategist advising companies, associations, and governments on complex public policy issues. Mr. Mahoney served as a U.S. Representative for Florida’s 16th congressional district from January 2007 to January 2009. From 1998 to 2007, Mr. Mahoney was a Co-Founder of vFinance, Inc., which subsequently acquired National Holdings Corporation. National Holdings Corporation has grown to become one of America’s leading middle-market investment brokerage firms, managing more than $5 billion of client assets with over 50 offices worldwide. Mr. Mahoney has also been involved with companies in the cannabis industry in varying capacities as a private investor, advisor and consultant, including Atlas Biotechnologies, Inc., a licensed medical cannabis grower operating in Canada and the EU, and Volcanic Green Holdings, Inc., a holding company for a Colombian based outdoor cultivation cannabis grower and CBD extracts producer. Mr. Mahoney holds a BA degree in Computer Science and Business from West Virginia University and an MBA from George Washington University. Mr. Mahoney has served as a Director of our Company since December 2020. We believe that Mr. Mahoney’s qualifications to sit on the Board include his background in the strategic advisory and consulting fields, his knowledge and experience with the legislative process of Congress and his diverse experience and knowledge in corporate governance.

Krishnan Varier	45

Mr. Varier has served as a member of our Board of Directors since June 2020 and currently chairs the Audit Committee. Mr. Varier is a Managing Partner and Portfolio Manager at Arcadian Capital Management, LLC, a Los Angeles-based venture capital firm, where he also serves as its Chief Investment Officer. Since joining Arcadian in 2018, he has played a key role in raising capital for its two venture funds and has led investments in more than 40 companies. He also oversees the firm’s portfolio management activities. The firm has been a leading early-stage investor to the cannabis and hemp industries, primarily focused on ancillary businesses. Mr. Varier has over 20 years of experience in financial services across investment banking, venture capital, and strategic advisory, and he has been involved in over $6 billion in completed capital markets and M&A transactions. From 2016 to 2018, he founded Varier Venture Consulting LLC, advising early-stage startups on growth and capital-raising strategies. Previously, he was an investment banker at Cowen & Company (2014 – 2016), where he advised clients in the biotechnology sector. From 2013 to 2014, he served as a Senior Investment Analyst at Health Care REIT (now Welltower REIT), a leading healthcare real estate investment trust. Earlier in his career, Mr. Varier worked in the investment banking groups at BofA Merrill Lynch (2011 – 2013), where he focused on healthcare, and at Morgan Keegan (2010), where he supported transactions across multiple sectors. He earned a B.A. in Economics with a focus in Business Administration from the University of Texas at Austin and an MBA in Finance and Investment Management from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School. We believe that Mr. Varier’s qualifications to sit on the Board include his extensive capital markets experience, knowledge of the cannabis industry, as well as his experience working with cannabis companies as an investor, mentor, advisor and consultant.

CORPORATE GOVERNANCE

Board and Board Committee Matters

The Board currently consists of seven directors. The Board has determined that Max Holtzman, Timothy Mahoney, Peter S. Shapiro, Sanjay Tolia and Krishnan Varier are all “Independent” directors under the Nasdaq listing standards. Richard Drexler resigned as a member of the Board on January 31, 2025, and Raymond Chang and I-Tseng Jenny Chan resigned as members of the Board on November 5, 2024. Leonard Sokolow resigned from the Board effective May 17, 2024. Guichao Hua served on our Board until our Annual Meeting of Stockholders held January 8, 2024, at which time I-Tseng Jenny Cheng was elected to the Board.

As required by the Nasdaq listing standards, the Board must be composed of a majority of independent directors. The committee charters are reviewed annually and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices.

The Board currently has three standing committees consisting of: the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee. No member of the Audit, Compensation or Nominating and Corporate Governance Committee is an employee of the Company or its subsidiaries, and all are currently independent as defined by the Nasdaq listing standards. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has a written charter approved by the Board of Directors. The committee charters as well as the Company’s Code of Conduct and Ethics, which applies to all directors, officers and employees, are available under “Corporate Governance” in the Investor Relations section of our Company’s website at https://ir.agrify.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this proxy statement.

The current members of the Committees are identified below:

Director	Nominating and Corporate Governance	Compensation	Audit
Max Holtzman	X (Chair)	X	X
Timothy Mahoney	X	X (Chair)	X
Peter Shapiro	X
Sanjay Tolia			X
Krishnan Varier	X		X (Chair)

Nominating and Corporate Governance Committee.    The current members of the Nominating and Corporate Governance Committee are Mr. Holtzman, who chairs the committee, Mr. Mahoney, Mr. Shapiro and Mr. Varier. Mr. Shapiro joined the Compensation Committee on March 19, 2025. Each of these directors is independent as defined under applicable Nasdaq listing requirements. This Committee’s responsibilities include the selection of potential candidates for the Board.

Compensation Committee.    The current members of the Compensation Committee are Mr. Mahoney, who chairs the committee, and Mr. Holtzman. Both of these directors are independent as defined under applicable Nasdaq listing requirements. The Compensation Committee is responsible for discharging the responsibilities of the Board with respect to the compensation of our executive officers. The Compensation Committee sets performance goals and objectives for the Chief Executive Officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee has retained the services of a compensation consultant and considers recommendations from the Chief Executive Officer with respect to goals and compensation of the other executive officers. The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation Committee and, in the case of director compensation, ratified by the Board.

Audit Committee.    The current members of the Audit Committee are Mr. Varier, who chairs the committee, Mr. Holtzman, Mr. Tolia and Mr. Mahoney. Mr. Sokolow resigned from the Audit Committee on May 17, 2024, and Mr. Holtzman and Mr. Tolia joined the Audit Committee on July 9, 2024 and March 19, 2025, respectively. The Board has determined that all members of the Audit Committee satisfy the financial literacy requirements of the Nasdaq listing standards and are independent as defined under the Nasdaq listing requirements and applicable Securities and Exchange Commission (“SEC”) rules. In addition, the Board has determined that Mr. Varier qualifies as an “Audit Committee Financial Expert” as defined under SEC rules. The Audit Committee’s primary responsibility is to ensure the accuracy and effectiveness of the audits of our Company’s financial statements by our independent registered public accountants. Its duties include, among other things:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from our management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related party transactions.

The Audit Committee’s procedures for the pre-approval of audit and permitted non-audit services are described in “Item 2: Ratification of the Auditor Appointment.” For more information on the Audit Committee, refer to the “Report of the Audit Committee” included elsewhere herein.

Number of Meetings of the Board of Directors and Attendance in 2024

During 2024, our Board held twenty meetings and acted by written consent ten times, our Compensation Committee held two meetings and acted by written consent three times, our Audit Committee held five meetings and acted by written consent four times, and our Nominating and Corporate Governance Committee did not hold any meetings but acted by written consent one time. No director attended fewer than 75% of the aggregate Board meetings and Board Committee meetings on which that director served except for Ms. Chan, who attended 23% of the Board meetings during her tenure on the Board during 2024, and Mr. Drexler, who attended 71% of the Board meetings during his tenure on the Board during 2024.

Compensation Committee Interlocks and Insider Participation

During 2024, Messrs. Mahoney and Holtzman each served as members of the Compensation Committee. During 2024, no member of the Compensation Committee, was or has ever been one of our officers or an employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Director Nomination Process

Our Board of Directors has adopted a Nominating and Corporate Governance Committee Charter which includes director nomination policies and provisions that are intended to describe the process by which candidates for possible inclusion in the Company’s recommended slate of director nominees are selected. The nomination policies are administered by the Nominating and Corporate Governance Committee of the Board of Directors.

The Board of Directors does not currently prescribe any minimum qualifications for director candidates. Consistent with the criteria for the selection of directors approved by the Board of Directors, the Nominating and Corporate Governance Committee will take into account our current needs and the expertise needed for board service, including experience and achievement in business, finance, technology or other areas relevant to our activities; reputation, ethical character and maturity of judgment; diversity of viewpoints, backgrounds and experiences; absence of conflicts of interest including competitive conflict that might impede the proper performance of the responsibilities of a director; independence under SEC and Nasdaq listing standards; service on other boards of directors; the availability of sufficient time to devote to Board matters; and ability to work effectively and collegially with other Board members. In the case of incumbent directors, the Nominating and Corporate Governance Committee will review such directors’ overall service during their term, including the number of meetings attended, level of participation, and quality of performance during their term. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Corporate Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for meetings with the potential candidates. Although the Company does not maintain a separate policy regarding the diversity of the Board, during the director selection process the Nominating and Corporate Governance Committee does consider issues of diversity, such as occupation, gender, race and origin, when evaluating directors for nomination.

The Nominating and Corporate Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisors, and executive search firms. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the Annual Meeting of Stockholders, the Nominating and Corporate Governance Committee will consider any written recommendations of director candidates by stockholders received by the Corporate Secretary of the Company. Recommendations must include the candidate’s name and contact information and a statement of the candidate’s background and qualifications and must be mailed to Nominating and Corporate Governance Committee, Agrify Corporation, 2220 Hicks Road, Suite 210, Rolling Meadows, Illinois 60008, Attn: Corporate Secretary.

The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of the Company’s business and, in furtherance of this goal, proposing the addition of members and the necessary resignation of members for purposes of achieving this goal. The Committee also considers the nominees’ roles in assisting with development and implementation of the Company’s strategic plan. Messrs. Kovler and Vakili were recommended to the Nominating and Corporate Governance Committee by a securityholder. Messrs. Shapiro and Tolia were recommended to the Nominating and Corporate Governance Committee by our Interim Chief Executive Officer.

The nomination procedures are intended to provide a flexible set of guidelines for the effective functioning of our director nominations process. The Nominating and Corporate Governance Committee reviews periodically the nomination procedures and anticipates that modifications may be necessary from time to time as our needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Corporate Governance Committee may amend, with the approval of our Board of Directors, the nomination procedures included in the Nominating and Corporate Governance Committee charter and our other governance documents at any time, in which case the most current version will be available on our website at https://ir.agrify.com.

Leadership Structure

Combining Chairman and Chief Executive Officer Roles.    Our Board of Directors is committed to the principle of independence from management and to the highest standards of corporate governance. All of our directors other than Messrs. Kovler and Vakili are independent under Nasdaq listing rules. Our Nominating and Corporate Governance, Audit and Compensation Committees are currently composed entirely of independent directors. Our Board of Directors has adopted a flexible policy regarding the issue of whether the positions of Chairman and Chief Executive Officer should be separate or combined. This policy allows the Board to evaluate regularly whether the Company is best served at any particular time by having our Chief Executive Officer or another director hold the position of Chairman.

Currently, the Board believes there are several important advantages to combining the positions of Chairman and Chief Executive Officer. The Chief Executive Officer is the director most familiar with our business and industry and is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Company’s independent directors bring experience, oversight, and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. Combining the Chief Executive Officer and Chairman positions creates a firm link between management and the Board, promotes the development and implementation of corporate strategy and facilitates information flow between management and the Board, which are essential to effective governance. The Board currently believes that combining the roles of Chairman and Chief Executive Officer contributes to a more efficient and effective Board, does not undermine the independence of the Board, and has no bearing on the ethical integrity of the directors.

Board of Directors’ Oversight of Risk

Our management bears responsibility for the management and assessment of risk at the Company on a daily basis. Management is also responsible for communicating the most material risks to the Board and its committees, who provide oversight of the risk management practices implemented by management. Our full Board provides oversight for risk management, except for the oversight of risks that have been specifically delegated to a committee. Even when the oversight of a specific area of risk has been delegated to a committee, the full Board may maintain oversight over such risks through the receipt of reports from the committee. In addition, the full Board may assume oversight over a particular risk, even if the risk was initially overseen by a committee, when the Board deems it appropriate. The Board and committee reviews occur principally through the receipt of regular reports from Company management on these areas of risk and discussions with management regarding risk assessment and risk management.

Committees.    The Audit Committee maintains initial oversight over risks related to the integrity of the Company’s financial statements, internal control over financial reporting and disclosure controls, the performance of the Company’s independent registered public accounting firm and the operation of the Company’s ethics program. The Company’s Compensation Committee maintains initial oversight of risks related to the Company’s compensation practices, including practices related to equity programs, other executive or Company-wide incentive programs and hiring and retention. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to independence of Board members and compliance with SEC rules and Nasdaq listing standards with respect to Board and committee composition.

Full Board.    At its regularly scheduled meetings, the Board generally receives several reports which include information relating to specific risks faced by the Company. As appropriate, the Company’s Chief Executive Officer or other members of senior management provide operational reports, which include risks relating to the Company’s business. At each regularly scheduled Board meeting, the full Board also receives reports from committee chairpersons, which may include a discussion of risks initially overseen by the committees for discussion and input from the full Board. As noted above, in addition to these regular reports, the Board receives reports on specific areas of risk from time-to-time, such as cyclical or other risks that are not covered in the regular reports given to the Board.

Compensation of Outside Directors

Annual Cash Compensation.    Each of the Company’s non-employee directors receives an annual cash retainer of $24,000, payable in four quarterly installments. In addition, the following Committee retainer amounts are payable to Committee members.

The Audit Committee Chair receives an annual retainer of $5,000 per year, while Audit Committee members are entitled to receive an annual retainer of $1,000. The annual retainers are paid in four quarterly installments and are in addition to the annual cash retainer for non-employee directors described above.

The Compensation Committee Chair receives an annual retainer of $5,000 per year, while Compensation Committee members are entitled to receive an annual retainer of $1,000. The annual retainers are paid in four quarterly installments and are in addition to the annual cash retainer for non-employee directors described above.

The Nominating and Corporate Governance Committee Chair receives an annual retainer of $5,000 per year, while Nominating and Corporate Governance Committee members are entitled to receive an annual retainer of $1,000. The annual retainers are paid in four quarterly installments and are in addition to the annual cash retainer for non-employee directors described above.

Stock Options and Share-Based Awards.    Following initial election to the Company’s Board of Directors, non-employee directors are eligible to receive restricted stock units as determined by the Board.

The Company’s Board and Compensation Committee believe that equity-based awards are essential to our continued success. Equity-based awards are necessary to attract, retain and motivate highly qualified directors to serve Agrify and to improve Agrify’s business results and earnings by providing these individuals an opportunity to acquire or increase a direct proprietary interest in Agrify’s operations and future success while further aligning recipient’s interests with those of shareholders.

The Board compensation guidelines described above are designed to (a) compensate Committee members through Committee cash retainers in order to provide compensation commensurate with relevant service level commitments for Committee service and (b) set overall Board compensation at a level that is competitive with market norms, in order to enable the Company to attract potential new directors and provide market-based remuneration for existing directors.

Non-Equity Incentive Plan Compensation.    We do not provide Non-Equity Incentive Compensation to our directors.

Pension Benefits.    We do not have a pension plan and therefore, do not offer any such pension arrangements to our directors.

Outside Directors Compensation Table for 2024

The table below provides compensation information for the year ended December 31, 2024 for each non-employee member of our Board of Directors. Guichao Hua served on the Board of Directors until our Annual Meeting of Stockholders held on January 8, 2024, at which point I-Tseng Jenny Chan was elected to the Board of Directors. Leonard Sokolow resigned from the Board on May 17, 2024. Raymond Chang and I-Tseng Jenny Chan resigned from the Board on November 5, 2024, immediately following which Benjamin Kovler, Armon Vakili and Richard Drexler were appointed to the Board. Mr. Drexler resigned from the Board on January 31, 2025. Peter Shapiro and Sanjay Tolia joined the Board on January 31, 2025 and thus did not receive compensation for 2024.

Director	Fees Earned or Paid In Cash(1)	Stock Awards(2)(3)(4)	Option Awards	Non-Equity Incentive Plan Compensation	Change In Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Guichao Hua	$—	$—	$—	$—	$—	$—	$—
Max Holtzman	$53,917	127,561	—	—	—	—	181,519
Timothy Mahoney	$56,958	130,603	—	—	—	—	187,561
I-Tseng Jenny Chan	—	—	—	—	—	—	—
Armon Vakili	$4,000	111,500	—	—	—	—	115,500
Richard Drexler	$4,000	111,500	—	—	—	—	115,500
Krishnan Varier	$57,167	129,757	—	—	—	—	186,924
Leonard J. Sokolow	19,720	16,232	—	—	—	—	35,952

____________

(1)      Represents the aggregate dollar amount of all fees earned or paid in cash for services as a director, including monthly retainer fees and committee membership, as described above. During the year ended December 31, 2024, directors elected to receive additional restricted stock units in lieu of a portion of their cash compensation. Additionally, the actual compensation paid or earned in cash also varies from the total annual cash retainer amount approved for each director for reasons including timing of service.

(2)      The reported amounts are calculated in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, “Compensation — Stock Compensation (“ASC Topic 718”).

(3)      As of December 31, 2024, the aggregate number of unvested restricted stock units outstanding for each non-employee director serving as of that date were as follows: 9,245 for Mr. Mahoney, 9,057 for Mr. Varier 8,569 for Mr. Holtzman, 5,000 for Mr. Vakili, and 5,000 for Mr. Drexler.

(4)      As of December 31, 2024, the aggregate number of unexercised stock option awards outstanding for each non-employee director serving as of that date were as follows: 31 for Mr. Mahoney, 44 for Mr. Varier, and none for Messrs. Holtzman, Vakili or Drexler.

Stockholder Communications with the Board

The Board of Directors welcomes communications from stockholders. Parties interested in the Company and the operation of the Board or its committees, in addition to contacting management, may contact the Chairman of the Board or the Independent directors as a group by directing requests for such contact through the Company’s Corporate Secretary at “Board of Directors/Non-Employee Directors, Agrify Corporation, 2220 Hicks Road, Suite 210, Rolling Meadows, Illinois 60008, Attn: Corporate Secretary”. Communications by e-mail should be addressed to board@agrify.com and marked “Attention: Corporate Secretary” in the “Subject” field. Requests for contact, except for those stockholder communications that are outside the scope of Board matters or duplicative of other communications by the applicable stockholder and previously forwarded to the intended recipient, shall be directed by the Company’s Corporate Secretary to (a) the intended recipient or (b) the Chairman of the Board, who shall, subject to advice and assistance from the Company’s legal advisors, (i) be primarily responsible for monitoring communications from shareholders and other interested parties and (ii) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

Annual Meeting Attendance

Directors are required, absent compelling circumstances, to attend our Annual Meeting of Stockholders. All of the then-current members of the Company’s Board attended the Company’s 2024 Annual Meeting of Stockholders.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct that applies to our directors, officers and employees. This code of ethics and business conduct (which we refer to as a “code of conduct”) may be accessed and reviewed through the Company’s website at https://ir.agrify.com. Any amendments to, or waivers from, any provisions of the code of conduct which apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing similar functions, will be disclosed either on a Current Report on Form 8-K or on our website promptly following the date of any such amendment or waiver.

Insider Trading Policy

We have an Insider Trading Policy, which governs the purchase, sale and other dispositions of our securities by directors, officers, employees, consultants and affiliates of the Company, as well as their immediate family members and other persons living in their households. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and all applicable listing standards. The Insider Trading Policy generally prohibits covered persons from directly or indirectly purchasing or selling our securities while in possession of material non-public information concerning us. The Insider Trading Policy also applies to the securities of any other companies to the extent any covered person obtains material nonpublic information regarding such other company in the course of performing services for us. The Insider Trading Policy requires pre-approval of any transaction related to our securities by covered persons.

Anti-Hedging Policies

Under our insider trading policy, our directors, officers and employees who possess material nonpublic information regarding the Company may not buy or sell options, puts or calls on company securities, security futures, or other derivative securities that reference company securities and may not enter into margining or similar transactions that are designed to offset any decrease in the market value of company securities. In addition, our directors, executive officers and employees are prohibited from engaging in short sales of our stock.

Equity Grant Timing Practices

Although we have not adopted a formal policy pertaining to the timing of stock option grants, it is our practice not to time the grant of equity awards, including stock options, in relation to the release of material non-public information. Similarly, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Although we have not recently granted stock options to our named executive officers, the Compensation Committee generally approves the grant of annual equity awards for the Company’s executive officers, including each of the named executive officers, in December of each year. In special circumstances, including the hiring or promotion of an individual or where the Compensation Committee determines it is in the best interest of the Company, the Compensation Committee may approve grants of equity awards at other times. During the year ended December 31, 2024, we did not grant stock options or SARs to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or Current Report on Form 8-K, in each case that disclosed any material non-public information.

Clawback Policy

We have adopted a clawback policy (the “Clawback Policy”) in accordance with the listing standards and rules of the Nasdaq Stock Market, that requires the Board to recoup excess compensation paid to our executive officers as a result of a financial statement restatement, regardless of any misconduct, fault or illegal activity on the part of the executive officer. The Clawback Policy applies in the case of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws. The Clawback Policy applies to all incentive-based compensation, which is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, received by our executive officers.

On August 12, 2024, the Audit Committee, in consultation with management, concluded that our previously issued unaudited condensed consolidated interim financial statements as of and for the fiscal quarter ended March 31, 2024 included in our Quarterly Report on Form 10-Q for such period (the “Q1 2024 10-Q”) should no longer be relied upon. Similarly, earnings releases and investor communications describing the financial statements for the period described above should no longer be relied upon. We identified errors in the accounting for a settlement we entered into with Mack Molding Company which became effective in the first quarter of 2024. Specifically, the Q1 2024 10-Q misstated notes payable, current, notes payable, net of current, accumulated deficit and total stockholders’ equity (deficit), on the face of the unaudited condensed consolidated balance sheet as of March 31, 2024, and cost of goods sold, general and administrative expenses, gain on settlement of contingent liabilities, and interest income (expense), net, on the unaudited condensed consolidated statement of operations, for the three months ended March 31, 2024. On August 14, 2024, we filed an amendment to the Q1 2024 10-Q that restated our financial statements for the three months ended March 31, 2024 to correct the errors described above. Our Board concluded that no recoupment of erroneously awarded compensation was required pursuant to the Clawback Policy because there were no outstanding incentive-based compensation arrangements that were granted, earned, or vested, either in whole or in part, based on any financial reporting measure that was included in the Q1 2024 10-Q.

Delinquent Section 16 Reports

Our executive officers, directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us. Based solely on a review of the copies of the reports furnished to us and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2024, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, other than: (i) a Form 3 filed by I-Tseng Jenny Chan filed on January 29, 2024 due to a delay in obtaining EDGAR codes, (ii) a Form 3 for Chinwei Wang filed on March 29, 2024 due to an administrative oversight by the reporting person, and (iii) Forms 4 for Raymond Chang and I-Tseng Jenny Chan filed on October 24, 2024 due to an administrative oversight by the reporting persons.

STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

The following table provides information, as of April 14, 2025, about the beneficial ownership of our Company’s Common Stock by: (1) the persons known to us to be beneficial owners of more than 5% of our Company’s outstanding Common Stock; (2) our directors; (3) each Named Executive Officer (as defined under “Compensation of Named Executive Officers”); and (4) our directors and executive officers as a group. To the best of our knowledge, each such person has sole voting and investment power over the shares shown in this table, except as otherwise indicated. As of April 14, 2025, there were 53 record holders and 1,952,014 outstanding shares of our Common Stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 14, 2025 through the exercise of any warrant, stock option or other right. The inclusion in this proxy statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options or warrants currently exercisable, or exercisable within 60 days after April 14, 2025, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Beneficial Ownership
	Number of Shares	Percent of Total(1)
Greater than 5% Holders
Green Thumb Industries Inc.(2)	7,021,863	49.99%
Directors and Executive Officers(3)
Benjamin Kovler(4)	15,840	*
Brad Asher	—	*
Max Holtzman(5)	12,089	*
Timothy Mahoney(6)	12,256	*
Peter S. Shapiro(7)	1,300	*
Sanjay Tolia(8)	1,250	*
Armon Vakili(9)	5,000	*
Krishnan Varier(10)	12,960	*
All Directors and Executive Officers as a Group (8 persons)	42,851	2.16%

____________

*        Less than 1%.

(1)      The percentages shown with respect to any identified individual or group are calculated by dividing: (i) the sum of (a) the number of shares of Common Stock actually owned as of April 14, 2025 plus (b) the number of shares of Common Stock that may be acquired through the exercise of stock options, warrants or any other rights, the conversion of convertible securities, or the vesting of Restricted Stock Units within 60 days thereof (“Currently Exercisable Awards”) by (ii) the sum of 1,952,014 shares of Common Stock outstanding as of April 14, 2025, plus the amount referenced in clause (i)(b) for such individual or group.

(2)      This information is based in part upon an amended Schedule 13D filed jointly by RSLGH, LLC (“RSLGH”), Core Growth, LLC (“Core”), Wellness MGMT, LLC (“Wellness”), For Success Holdings Company (“For Success”), VCP23, LLC (“VCP”), GTI23, Inc. (“GTI23”), and Green Thumb. Consists of (i) 666,661 shares of common stock, (ii) 6,169,702 shares of common stock underlying warrants that are subject to a 49.99% beneficial ownership limitation and that are exercisable within 60 days of April 14, 2025, and (iii) 185,500 shares of common stock underlying warrants that are subject to a 4.99% beneficial ownership limitation and that are exercisable within 60 days of April 14, 2025. Core is the sole member of RSLGH, Wellness is the sole member of Core, For Success is the sole member of Wellness, VCP is the sole shareholder of For Success, GTI23 is the sole member of VCP23, and Green Thumb is the sole shareholder of GTI23. The address of Green Thumb is 325 West Huron Street, Suite 700, Chicago, IL 60654.

(3)      The address of each of the directors and executive officers listed above is c/o Agrify Corporation, 2220 Hicks Road, Suite 210, Rolling Meadows, Illinois 60008.

(4)      Consists of (i) 15,000 shares held by Mr. Kovler and (ii) 840 shares held by Mr. Kovler’s daughters.

(5)      Consists of (i) 8,568 Restricted Stock Units that may vest within 60 days of April 14, 2025 and (ii) 3,527 Restricted Stock Units that have vested but not settled.

(6)      Consists of (i) 31 stock options that may be exercised within 60 days of April 14, 2025, (ii) 9,245 Restricted Stock Units that may vest within 60 days of April 14, 2025 and (iii) 2,987 Restricted Stock Units that have vested but not settled.

(7)      Consists of (i) 50 shares held by Mr. Shapiro and (ii) 1,250 Restricted Stock Units that may vest within 60 days of April 14, 2025.

(8)      Consists of 1,250 Restricted Stock Units that may vest within 60 days of April 14, 2025.

(9)      Consists of 5,000 Restricted Stock Units that may vest within 60 days of April 14, 2025.

(10)    Consists of (i) 1,097 shares held by Mr. Varier, (ii) 31 stock options that may be exercised within 60 days of April 14, 2025, (iii) 9,057 Restricted Stock Units that may vest within 60 days of April 14, 2025, and (iv) 2,782 Restricted Stock Units that have vested but not settled.

EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

During April 2022, our Board of Directors, and on June 8, 2022, our stockholders, adopted and approved the 2022 Omnibus Plan. In January 2024 and in August 2024 our stockholders approved amendments to the 2022 Omnibus Plan. The 2022 Omnibus Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share awards, and other stock-based and cash-based awards to our non-employee directors, officers, employees and non-employee consultants. The aggregate number of shares of Common Stock that may be reserved and available for grant and issuance under the 2022 Omnibus Plan is 184,000 shares. Shares will be deemed to have been issued under the 2022 Omnibus Plan solely to the extent actually issued and delivered pursuant to an award. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2022 Omnibus Plan. The 2022 Omnibus Plan will continue in effect, unless sooner terminated, until the tenth (10) anniversary of the date on which it is adopted by the Board of Directors.

On December 18, 2020, the Company’s Board of Directors, and on January 11, 2021, the Company’s stockholders, adopted and approved the 2020 Omnibus Plan. The 2020 Omnibus Plan provided for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and non-employee consultants of the Company or its affiliates. No shares of Common Stock are reserved or available for grant and issuance under the 2020 Omnibus Plan.

For additional information regarding the above plans, see Note 12 to our audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended.

Equity Compensation Plan Table

The following table sets forth information as of December 31, 2024 concerning the number of shares of common stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	103,083	$56.38	54
Equity compensation plans not approved by security holders	—	—	—
Total	103,083	$56.38	54

____________

(1)      Consists of our 2022 Omnibus Plan and our 2020 Omnibus Plan.

EXECUTIVE OFFICERS

Executive Officers of the Company

Following are the names and ages of Agrify’s current executive officers, the year they became a named executive officer, and their principal occupations or employment for at least the past five years.

Name	Age	Experience
Benjamin Kovler	46	Refer to “ITEM 1 — Election of Directors — Nominees for Election” of this Proxy.
Brad Asher	39

Mr. Asher joined Agrify as Chief Financial Officer on March 24, 2025, when he also became a member of Green Thumb’s financial and accounting team. He provides services to Agrify pursuant to a Shared Services Agreement between Agrify and Green Thumb. Prior to joining Green Thumb and the Company, Mr. Asher served as the Chief Financial Officer of Ayr Wellness Inc. from November 2019 to March 2025, after having served as its controller from June 2019 to November 2019. Prior to that, Mr. Asher served in various positions at IgnitionOne, a global ad-tech company, from July 2013 to May 2019, most recently as its Vice President, Controller and a manager at the global accounting firm KPMG from September 2007 to July 2013. Mr. Asher received a bachelor’s degree in accounting from the University of Massachusetts Amherst.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

This section describes the compensation paid, or payable, for the last two fiscal years to our named executive officers. Our named executive officers during the fiscal year ended December 31, 2024 were Benjamin Kovler, our Chairman and Interim Chief Executive Officer, Raymond Chang, our former Chairman and Chief Executive Officer, David Kessler, our former Chief Science Officer, and Brian Towns, our former Executive Vice President and General Manager of Extraction. Mr. Chang resigned as Chairman and Chief Executive Officer on November 5, 2025, Mr. Towns resigned as our Executive Vice President and General Manager of Extraction on December 3, 2024, and Mr. Kessler ceased serving as our Chief Science Officer on December 31, 2024.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers noted below for services rendered in all capacities, during the fiscal years ended December 31, 2024 and 2023. As a smaller reporting company, we are only required to provide two years of compensation information for our named executive officers. Mr. Asher, the Company’s current Chief Financial Officer, joined the Company in March 2025 and thus was not compensated in 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Benjamin Kovler	2024	1	1,115,000	—	—	—	—	1,115,001
Chairman and Interim Chief Executive Officer(3)	2023	—	—	—	—	—	—	—
Raymond Chang	2024	267,077	35,888	—	—	—	52,632	355,597
Former Chairman and Chief Executive Officer(4)	2023	300,070	330,000	—	—	—	29,268	659,338
David Kessler	2024	185,966	16,385	—	—	—	91,083	293,434
Former Chief Science Officer(5)	2023	220,521	310,000	—	—	—	28,588	559,109
Brian Towns	2024	216,927	16,385	—	—	—	—	233,312
Former Executive Vice President and General Manager of Extraction(6)	2023	211,726	310,000	—	—	—	29,268	550,994

____________

(1)      Amounts are based on the aggregate grant date fair value of stock awards and stock option awards made to the Named Executive Officers in the applicable year. The reported amounts are calculated in accordance with the provisions of ASC Topic 718. See Note 13 of the notes to consolidated financial statements included in our Annual Report on Form 10-K filed on March 21, 2025, as amended by Amendment No. 1 thereto filed on March 28, 2025, regarding assumptions underlying the valuation of our equity awards.

(2)      Amounts for 2024 represent severance compensation.

(3)      Mr. Kovler became the Company’s Interim Chief Executive Officer on November 5, 2024 and was entitled to a salary of $1. He received equity compensation as part of his fees for his service as Chairman of our Board.

(4)      Mr. Chang resigned as Chairman and Chief Executive Officer effective November 5, 2024.

(5)      Mr. Kessler ceased serving as Chief Science Officer effective December 31, 2024.

(6)      Mr. Towns resigned as Executive Vice President and General Manager of Extraction effective December 3, 2024.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth outstanding equity awards for Named Executive Officers as of December 31, 2024.

	Option Awards						Stock Awards
Name	Grant Date	Vesting Period	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested
			Exercisable	Unexercisable
Benjamin Kovler	11/19/24	(1)	—	—	$—	—	50,000	$1,449,500
David Kessler	5/6/20	(2)	12	—	6,840.00	5/6/30	—	—
	7/20/20	(2)	12	—	6,840.00	7/20/30	—	—
	10/19/20	(2)	17	—	14,850.00	10/19/30	—	—
	2/17/21	(3)	15	—	41,520.00	2/17/31	—	—

____________

(1)      All of the restricted stock units will vest on November 19, 2025, subject to shareholder approval of an increase to the 2022 Omnibus Plan, and subject to Mr. Kovler’s continued service through such date as our Interim Chief Executive Officer, any other officer, or Executive Chairman.

(2)      50% of the options vested on February 1, 2021, and the remaining underlying shares vested in 24 equal monthly installments thereafter.

(3)      The underlying shares vested in 36 equal monthly installments following the grant date.

Pension Plan Benefits and Defined Contribution Plans

The Company does not have a pension plan or defined benefit plan that provides for payments or benefits to the Named Executive Officers at, following, or in connection with retirement.

Employment and Separation Agreements

The Compensation Committee believes that it is in our best interest as well as the interests of our stockholders to offer severance and change in control benefits to certain of our Named Executive Officers. We compete for talent in a highly competitive market in which companies routinely offer similar benefits to senior executives. The Compensation Committee believes that providing severance and change in control benefits to our Named Executive Officers reduces any reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders. In addition, the income security provided by competitive severance and change in control arrangements helps minimize distractions caused by uncertain personal financial circumstances during the negotiation of a potential change in control transaction, a period of time requiring focused and thoughtful leadership to ensure a successful outcome.

Employment Agreement for Mr. Chang:    On January 4, 2021, we entered into a three-year employment agreement with Mr. Chang as the Company’s Chief Executive Officer, effective February 1, 2021 (the “Employment Agreement”). The agreement, at the end of the initial three-year term, automatically renewed for a successive three-year period.

At signing, the Employment Agreement established a minimum annual base salary level of $300,000 and provided for a discretionary bonus of $300,000, with payment subject to Mr. Chang being employed by us at this time of payment.

In accordance with the terms of the Employment Agreement, if Mr. Chang’s employment had been terminated by us without cause, or in connection with a change of control, or by Mr. Chang for good reason, Mr. Chang would have been entitled to receive certain severance benefits, including severance pay equal to the greater of (a) 300% of his annual base salary and (b) $1,000,000. Mr. Chang would have also been eligible to receive insurance benefits for a period of up to twelve months following his termination of employment. We could have terminated Mr. Chang’s employment for cause only if we received the unanimous agreement of our board of directors. In addition, if we terminated his employment without cause, or if Mr. Chang resigned for good reason, or upon the occurrence of a change of control, all of his issued but unvested options would immediately vest.

In addition to the terms of our standard invention assignment, restrictive covenants, and confidentiality agreement, the Employment Agreement contained confidentiality, non-solicitation and non-competition provisions, whereby Mr. Chang is subject to non-solicitation restrictions for a period of at least one year and to non-competition restrictions for a period of at least six months following his employment period.

On November 8, 2021, the Compensation Committee, in contemplation of expected executive level changes within the Company, performed a market study of compensation trends related to our various executive level positions. Based upon this review, the Compensation Committee approved increases to Mr. Chang’s base salary (increasing it from $300,000 to $350,000) and discretionary bonus (from $300,000 to $400,000), effective as of January 1, 2022.

On November 5, 2024, in connection with Mr. Chang’s resignation as Chairman and Chief Executive Officer, we entered into a Severance Agreement with Mr. Chang. Pursuant to the Severance Agreement, Mr. Chang is entitled to severance payments with an aggregate amount of $1.0 million payable through February 1, 2027. Mr. Chang will also be entitled to COBRA reimbursement payments through February 1, 2027 or through the last date in which he is eligible for COBRA. The Severance Agreement includes a customary release of claims by Mr. Chang in favor of us.

Offer Letter for Mr. Kessler:    On January 20, 2020, we provided a letter of employment offer to Mr. Kessler, as amended by the updated offer letter effective as of August 9, 2022. Mr. Kessler’s offer letter established a minimum annual base salary level of $250,000 and provided for a discretionary performance-based bonus of $150,000. Mr. Kessler was an at will employee. He received a severance payment of $91,083 in connection with his termination.

Offer Letter for Mr. Towns:    On October 22, 2021, we provided a letter of employment offer to Mr. Towns, as amended on March 1, 2023, and May 25, 2023. Mr. Towns’ offer letter, as amended, established a minimum annual base salary level of $250,000. Mr. Towns was an at will employee, and no severance benefits were paid to Mr. Kessler in connection with his resignation.

Potential Termination Payments and Equity Awards

The Employment Agreement for Mr. Chang, as described above, provided for cash payment in the event that his employment with the Company is terminated in certain circumstances by the Company without cause or by Mr. Chang for Good Reason (1) outside of a change of control and (2) in connection with a change of control. The potential payouts Mr. Chang would have been eligible to receive in either instance under his employment agreements is calculated based upon the measurement criteria described above. As described above, on November 5, 2024, Mr. Chang resigned as Chairman and Chief Executive Officer and we entered into a Severance Agreement with Mr. Chang, pursuant to which he will be entitled to severance payments with an aggregate amount of $1.0 million payable through February 1, 2027 and to COBRA reimbursement payments through February 1, 2027 or through the last date in which he is eligible for COBRA.

None of our Named Executive Officers serving as of December 31, 2024 had any agreements pursuant to which such Named Executive Officer would be eligible to receive payments in connection with a termination, resignation, retirement or change of control.

Director and Officer Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in its oversight of the integrity of the Company’s consolidated financial statements, the qualifications and independence of the Company’s independent registered public accounting firm (which is also referred to in this document as the independent auditors), and the Company’s internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and replace the Company’s independent registered public accounting firm. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

The Audit Committee met five times during 2024. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company’s independent auditors. The Audit Committee discussed with the independent auditors the overall scope and plans for its audits. The Audit Committee regularly met privately with the independent auditors, who have unrestricted access to the Audit Committee.

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024 and has discussed them with both management and the independent auditors. The Audit Committee also discussed with management and the independent auditors the process used to support certifications by the Company’s Chief Executive Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the Securities and Exchange Commission.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors its independence from the Company. When considering the auditors’ independence, the Audit Committee considered whether their provision of services to the Company, beyond those rendered in connection with their audit of the Company’s consolidated financial statements and review of the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, were compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by the independent auditors and approved the amount of fees paid for such services.

Based on the reviews and discussions described above, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended.

The Audit Committee:
Krishnan Varier, Chairman
Max Holtzman
Sanjay Tolia
Timothy Mahoney

ITEM 2 — RATIFICATION OF THE AUDITOR APPOINTMENT

General

The Audit Committee of the Board of Directors has selected GuzmanGray, a professional corporation (“GuzmanGray”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of our accountants for ratification by our stockholders at the Annual Meeting. GuzmanGray has served as our independent registered public accounting firm since July 19, 2024 and its predecessor firm, MATSUURA (“Matsuura”), served as our independent registered public accounting firm since June 25, 2024.

Before selecting GuzmanGray, the Audit Committee carefully considered the qualifications of GuzmanGray as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s rules on auditor independence, including the nature and extent of non-audit services.

We expect representatives of GuzmanGray to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Selection of our independent registered public accounting firm is not required by our Bylaws or otherwise to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee of our Board of Directors to be directly responsible for the appointment, compensation and oversight of the audit work of our independent auditors. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain GuzmanGray, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on the ratification of the appointment of GuzmanGray as our independent registered public accounting firm at the Annual Meeting is required to ratify the appointment of GuzmanGray. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to ratify the appointment of GuzmanGray. If the stockholders do not ratify the selection of GuzmanGray, the Audit Committee will review our relationship with GuzmanGray and take such action as it deems appropriate, which may include continuing to retain GuzmanGray as the Company’s independent registered public accounting firm.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of GuzmanGray.

Changes in Independent Registered Public Accounting Firm

Appointment of Matsuura

On June 20, 2024, our Audit Committee dismissed our previous independent registered public accounting firm, Marcum LLP (“Marcum”), effective as of the effective date of our engagement of Matsuura.

Marcum’s audit report dated April 15, 2024 on our consolidated financial statements as of and for the years ended December 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than the explanatory paragraph regarding our ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and 2022 and subsequent interim periods through the date of dismissal, there have been no: (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum, would have caused them to make reference thereto in their report on the financial statements or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that Marcum concurred with the Company’s assessment of a material weakness related to the Company’s internal controls over financial reporting.

We provided Marcum with a copy of the disclosures required by Item 304(a) contained in our Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Marcum furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in response to Item 304(a) of Regulation S-K. A copy of that letter, dated June 24, 2024, furnished by Marcum in response to that request, stating their agreement with such statements was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2024.

Effective June 25, 2024, the Audit Committee appointed Matsuura as our new independent registered public accounting firm. Matsuura’s engagement was for our fiscal year ending December 31, 2024 and related interim periods.

During the years ended December 31, 2023 and 2022, and through June 25, 2024, we did not consult Matsuura with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Appointment of GuzmanGray

On June 30, 2024, the audit practice of Matsuura was combined in a transaction pursuant to which Matsuura merged its operations with GuzmanGray. On July 19, 2024, Matsuura resigned as our auditors and the Audit Committee appointed GuzmanGray as our independent registered public accounting firm effective as of July 19, 2024. The Audit Committee also approved the assumption by GuzmanGray of the engagement agreement originally entered into between us and Matsuura on June 24, 2024.

During the interim period from June 25, 2024 through July 19, 2024, there were no: (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Matsuura on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Matsuura, would have caused them to make reference thereto in their report on the financial statements or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Matsuura with a copy of the disclosures required by Item 304(a) contained in our Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Matsuura furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of Matsuura’s letter stating their agreement with such statements, dated July 19, 2024, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2024.

During the years ended December 31, 2023 and 2022, and through the Effective Date, we did not consult GuzmanGray with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees and Non-Audit Services

The following table sets forth the aggregate fees billed by our current and prior independent registered public accounting firms for professional services rendered during the fiscal years ended December 31, 2024 and 2023:

Types of Fees	2024	2023
Audit Fees	$645,289	$610,000
Audit-Related Fees	133,875	34,265
Tax Fees	—	—
Total Fees	$779,164	$644,265

In the table above, “Audit Fees” are fees we paid to our current and prior independent registered public accounting firms for professional services rendered connection with the audit of our consolidated financial statements, the review of financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC, or for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements, net of out of pocket expenses; “Audit-Related Fees” are fees billed by our current and prior independent registered public accounting firms for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements (accounting consultations on transaction related matters including work related to our registration statements); and “Tax Fees” are fees billed by our current and prior independent registered public accounting firms either for corporate income tax return preparation and filing services and/or individual expatriate income tax services and advice.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to pre-approval procedures. 100% of the audit services, or audit-related services, were pre-approved by the Audit Committee. On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent registered public accountants. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.

The Audit Committee considers whether the provisions of these services are compatible with maintaining the auditor’s independence, and it determined such services for 2024 and 2023 were compatible.

ITEM 3 — APPROVAL OF AMENDMENT TO THE 2022 OMNIBUS EQUITY INCENTIVE PLAN

General

We are proposing that our stockholders approve the amendment of the Agrify Corporation 2022 Omnibus Equity Incentive Plan (as amended, the “2022 Omnibus Plan” and such amendment, the “Plan Amendment”) to increase by 250,000 shares the number of authorized shares of Common Stock available for issuance under the 2022 Omnibus Plan. Our Board of Directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’, consultants’ and directors’ compensation with building shareholder value. Our 2022 Omnibus Plan is an integral part of this strategy. We currently have 11,798 shares available under our 2022 Omnibus Plan and 77,500 Restricted Stock Units that cannot be settled until the Plan Amendment is approved, thus potentially impairing our ability to attract and retain key employees through the grant of stock-based awards. The 2022 Omnibus Plan is designed to attract, motivate and retain employees, directors and consultants and to further our growth and financial success by aligning the interests of those persons through ownership with the interests of our stockholders.

The 2022 Omnibus Plan currently authorizes the grant of stock options and other stock-based awards to our officers, employees, non-employee directors and consultants. On April 29, 2025, the Board of Directors approved the Plan Amendment, subject to stockholder approval.

Our Board of Directors believes that the proposed amendment of the 2022 Omnibus Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the Plan Amendment. Stock options and other stock-based incentive awards are given to our employees, officers, directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees, consultants and directors with a pecuniary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our Board of Directors anticipates that this direct stake in our future success also assures a closer alignment of the interests of employees with those of our stockholders.

If we cannot increase the amount of shares of Common Stock available for issuance pursuant to the Plan Amendment, it could have a negative impact on our ability to retain and attract employees, consultants and Board members.

Accordingly, we are seeking stockholder approval of the Plan Amendment. In the event that the Plan Amendment is not approved by stockholders, the 2022 Omnibus Plan will continue in effect without the amendment described above. On November 19, 2024 and January 31, 2025, the Compensation Committee and the Board of Directors approved grants of an aggregate of 77,500 Restricted Stock Units under the Omnibus 2022 Plan to employees and directors, which are contingent on approval of the Plan Amendment by our stockholders. See “— New Plan Benefits” below for additional information regarding the contingent grants.

As of April 22, 2025: (i) 11,798 shares of our Common Stock remained available for future awards under the 2022 Omnibus Plan, (ii) 90 shares of our Common Stock were subject to outstanding options under the 2022 Omnibus Plan (with the outstanding options having a weighted average exercise price of $24,177 per share and a weighted average term to scheduled expiration of 5.67 years), and (iii) 91,495 shares of our Common Stock were subject to unvested restricted stock units. During the fiscal year ended December 31, 2024, our board of directors did not approve any option grants and approved the grant of 238,874 restricted stock units under the 2022 Omnibus Plan.

Based solely on the closing price of our Common Stock as reported on The Nasdaq Capital Market on April 22, 2025, the maximum aggregate market value of the 261,797 additional shares that could potentially be issued under the 2022 Omnibus Plan, assuming the Plan Amendment is approved, is approximately $4,162,500. The shares available for issuance by us under the 2022 Omnibus Plan will be authorized but unissued shares.

2022 Omnibus Plan Highlights

Some of the key features of the 2022 Omnibus Plan, as proposed to be amended by the Plan Amendment, that reflect Agrify’s commitment to effective management of incentive compensation are as follows:

•        Plan Limits.    Total awards under the 2022 Omnibus Plan in general are limited to a maximum of 434,000 authorized shares of Common Stock, plus the number of shares of Common Stock underlying any award granted under the Agrify Corporation 2020 Omnibus Equity Incentive Plan (the “2020 Omnibus Plan”) that expires, terminates or is canceled or forfeited under the terms of the 2020 Omnibus Plan.

•        No Liberal Share Recycling on Stock Options or SARs.    The 2022 Omnibus Plan provides that only shares covering awards that are canceled, forfeited or terminated without issuance of the full number of shares of Common Stock to which the award is related will again be available for issuance under the 2022 Omnibus Plan. The following shares will not be added back to the aggregate plan limit: (i) shares tendered in payment of the exercise price for an option, (ii) shares we withhold to satisfy tax withholding obligations (other than with respect to Restricted Stock, Restricted Stock Unit awards or Performance Share Awards), and (iii) stock appreciation rights (“SARs”) that are settled in stock.

•        No Repricing or Cash Buyouts.    Stock option and SAR repricing (including reducing the exercise price of stock options or replacing an award with cash or another award type) is prohibited without stockholder approval under the 2022 Omnibus Plan.

•        No Dividends on Unvested Restricted Shares or RSUs.    Under the 2022 Omnibus Plan, holders of unvested Restricted Stock or Restricted Stock Units will not have any rights to receive dividends with respect to such Awards.

•        Minimum Vesting Period.    Generally, all awards will have a minimum vesting period of at least one year, subject to an exception of 5% of the aggregate shares authorized for grant under the 2022 Omnibus Plan, awards to directors, and certain other limited exceptions as described below and in the 2022 Omnibus Plan.

•        Awards Subject to Forfeiture or Clawback.    Awards under the 2022 Omnibus Plan will be subject to clawback in certain circumstances as well as any other forfeiture and penalty conditions determined by the Compensation Committee in the Company’s clawback policy.

•        No Automatic “Single Trigger” Vesting.    The 2022 Omnibus Plan does not contain an automatic single-trigger vesting provision that would accelerate awards solely upon a change-in-control (as defined in the 2022 Omnibus Plan).

Description of the 2022 Omnibus Plan

A description of the provisions of the 2022 Omnibus Plan, as proposed to be amended by the Plan Amendment, is set forth below. This summary is qualified in its entirety by the detailed provisions of the amended 2022 Omnibus Plan. A copy of the 2022 Omnibus Plan, with the proposed amendments marked, has been filed with the Securities and Exchange Commission with this proxy statement and is attached hereto as Appendix A. Any stockholder who wishes to obtain a printed copy of the 2022 Omnibus Plan may do so by written request to the Secretary at our principal executive offices set forth above.

Administration

The 2022 Omnibus Plan will be administered by a committee (the “Plan Committee”), which shall consist of two (2) or more members of our Board appointed by our Board or such other committee of our Board to which it has properly delegated power, or if no such Plan Committee or subcommittee exists, our Board. To the extent required by applicable law, rule, or regulation, it is intended that each member of the Plan Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable.

The Plan Committee is authorized to, among other things: (a) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2022 Omnibus Plan and any instrument or agreement relating to, or any award granted under, the 2022 Omnibus Plan (each, an “Award”); (b) promulgate, amend, and rescind any rules and regulations relating to the 2022 Omnibus Plan; (c) adopt sub-plans; and (d) to make any other determination and take any other action that the Plan Committee deems necessary or desirable for the administration of the 2022 Omnibus Plan. Except to the extent prohibited by applicable law regulations, the Plan Committee may allocate all or any portion of its responsibilities and powers to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2022 Omnibus Plan.

Unless otherwise expressly provided in the 2022 Omnibus Plan, all determinations, interpretations and other decisions under or with respect to the 2022 Omnibus Plan or any Award or any documents evidencing Awards granted pursuant to the 2022 Omnibus Plan are within the sole discretion of the Plan Committee, may be made at any time and are final, conclusive, and binding upon all persons or entities, including, without limitation, Agrify, any Participant, any holder or beneficiary of any Award, and any of our stockholders. The Plan Committee may make grants of the following Awards to Eligible Persons (defined below) pursuant to terms and conditions set forth in the applicable Award Agreement, including, subjecting such Awards to performance goals listed in the 2022 Omnibus Plan.

•        Stock Option Awards

•        Stock Appreciation Right Awards

•        Restricted Stock and Restricted Stock Unit Awards

•        Performance Share Awards

•        Other Stock-Based Awards and Cash-Based Awards

Eligible Shares

The maximum aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the 2022 Omnibus Plan will be equal to (a) 434,000 shares of Common Stock, plus (b) the number of shares of Common Stock underlying any award granted under the 2020 Omnibus Equity Incentive Plan that expires, terminates or is canceled or forfeited under the terms of the 2020 Omnibus Plan. The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan shall be equal to the maximum number of shares issuable under the 2022 Omnibus Plan. If any Option, Stock Appreciation Right, or Other Stock-Based Awards granted under the Plan expires, terminates, or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Share Awards, or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Share Awards, or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. Shares of Common Stock subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by Agrify to satisfy any tax withholding obligation (other than with respect to Restricted Stock, Restricted Stock Units and Performance Share Awards, in which case such shares will again be available for issuance), or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. No shares have yet been issued nor Awards granted under the 2022 Omnibus Plan.

Eligible Participants

Any employee of Agrify or any of its affiliates, any director, or person who is a consultant to Agrify, or any individuals designated by the Plan Committee who are reasonably expected to become employees, consultants, or directors after the receipt of Awards (each, an “Eligible Person”) shall be permitted to participate (a “Participant”) under the 2022 Omnibus Plan. Only Eligible Persons who are also employees of Agrify or its affiliates are eligible to receive incentive stock options under the 2022 Omnibus Plan. Eligibility for the grant of an incentive stock option and actual participation in the 2022 Omnibus Plan shall be determined by the Plan Committee in its sole discretion.

Options

The holder of an option will be entitled to purchase a number of our shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The Plan Committee may grant non-qualified stock options and incentive stock options (“Options”) to Eligible Persons. All Options granted under the 2022 Omnibus Plan are required to have a per share exercise price that is not less than one hundred percent (100%) of the fair market value of Agrify’s Common Stock underlying such stock options on the date such Options are granted (other than in the case of Options that are substitute Awards). The maximum term for Options granted under the 2022 Omnibus Plan will be ten (10) years from the initial date of grant. The purchase price for the shares as to which an Option is exercised may be paid, to the extent permitted by law, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Plan Committee, upon such terms as the Plan Committee shall approve, including: (i) by delivery to Agrify of other Common Stock, duly endorsed for transfer to Agrify, with a fair market value on the date of delivery equal to the Option exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate fair market value on the date of attestation equal to the Option exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a fair market value equal to the aggregate Option exercise price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Plan Committee.

Stock Appreciation Rights

The Plan Committee may grant Stock Appreciation Rights under the 2022 Omnibus Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2022 Omnibus Plan. The Plan Committee may award Stock Appreciation Rights in tandem with Options or independent of any Option. Generally, each Stock Appreciation Right will entitle the participant upon exercise to an amount (in cash, shares, or a combination of cash and shares, as determined by the Plan Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock, over (B) the exercise price per share, multiplied by (ii) the number of shares of Common Stock covered by the Stock Appreciation Right. The exercise price per share of a Stock Appreciation Right will be determined by the Plan Committee at the time of grant, but in no event may such amount be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Stock Appreciation Right is granted.

Restricted Stock and Restricted Stock Units

The Plan Committee may grant restricted shares of our Common Stock (“Restricted Stock”) or restricted stock units (“Restricted Stock Units”), representing the right to receive, upon vesting and the expiration of any applicable restricted period, one (1) share of Common Stock for each Restricted Stock Unit or, in the sole discretion of the Plan Committee, the cash value thereof (or any combination thereof). As to Restricted Stock, subject to the other provisions of the 2022 Omnibus Plan, the holder will generally have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock, but the holder will not have the right to receive dividends on any unvested shares of Restricted Stock. Participants have no rights or privileges as a stockholder with respect to Restricted Stock Units.

Performance Share Awards

The Plan Committee may grant Performance Share Awards to a Participant payable upon the attainment of specific performance goals. Each Performance Share Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the 2022 Omnibus Plan and that the Plan Committee may from time to time approve.

Other Equity-Based and Cash-Based Awards

The Plan Committee may grant other equity-based or cash-based Awards under the 2022 Omnibus Plan, with terms and conditions determined by the Plan Committee that are not inconsistent with the 2022 Omnibus Plan.

Effect of Certain Corporate Transactions and Events

In the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any Award, Awards granted under the 2022 Omnibus Plan and any Award Agreements, the exercise price of options and SARs, the performance goals to which Performance Share Award and cash-based awards are subject, the maximum number of shares of Common Stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

In connection with any Change in Control of Agrify (as such term is defined in the 2022 Omnibus Plan, a “Change in Control”), the Plan Committee may, in its sole discretion, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Common Stock in the Change of Control over the per share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following the applicable Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Participant whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Plan Committee; (iv) to be purchased from a Participant whose employment has been terminated as a result of a Change of Control, upon the Participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Plan Committee deems necessary or appropriate to reflect such transaction or change.

Nontransferability of Awards

Each Award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Plan Committee may determine, in its sole discretion, that a non-qualified stock option may be transferred to a family member, or to certain trusts or foundations or other transferees as permitted by the Plan Committee (“Permitted Transferee”). A non-qualified stock option that is transferred to a Permitted Transferee will remain subject to the terms of the 2022 Omnibus Plan and the applicable Award Agreement.

Minimum Vesting Requirements

No award will be granted with a lapse of any vesting obligations earlier than at least one year following the date of grant. Notwithstanding the foregoing, the Plan Committee may grant up to a maximum of five percent of the aggregate number of shares available for issuance under the 2022 Omnibus Plan (subject to certain equitable adjustments), without regard to this minimum vesting requirement, and the minimum vesting requirement does not apply to (i) any substitute awards (as defined in the plan), (ii) shares delivered in lieu of fully vested cash awards, (iii) awards to directors, and (iv) the Plan Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change-in-control, in the terms of the award or otherwise.

Clawback and Recoupment

Awards under the 2022 Omnibus Plan will be subject to recovery or “clawback” by us if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria, and if the Company or any of its subsidiaries terminate a participant’s service relationship due to the grantee’s gross negligence or willful misconduct, which conduct, directly or indirectly, results in the Company preparing an accounting restatement. Awards will also be subject to our clawback policy as adopted by the Board of Directors.

Amendment and Termination

Our Board may amend the 2022 Omnibus Plan at any time, subject to shareholder approval to the extent required by applicable law or regulation or the listing standards of Nasdaq or any other market or stock exchange on which the Common Stock is at the time primarily traded. Additionally, shareholder approval will be specifically required to decrease the exercise price of any outstanding Option or SAR granted under the 2022 Omnibus Plan. Our Board may terminate the 2022 Omnibus Plan at any time. Unless sooner terminated by our Board, the 2022 Omnibus Plan will terminate on the ten (10) year anniversary of Board approval of the 2022 Omnibus Plan.

Section 162(m) of the Internal Revenue Code

As a general rule, we will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2022 Omnibus Plan may cause this limitation to be exceeded in any particular year.

Federal Income Tax Consequences

This section provides a summary of the federal income tax (and to some extent, estate tax) consequences that would accrue to Agrify and the grantee under current tax laws. Such laws and their interpretation by the Internal Revenue Service are subject to change. The general consequences described in this summary may not apply in unusual situations.

Non-Qualified Options.    The grant of an Option will not be a taxable event for the grantee or Agrify. Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will recognize taxable capital gain or loss, measured by the excess of the amount realized on the disposition over the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred Options nor the shares acquired on exercise of the transferred Options will be includable in the grantee’s estate for estate tax purposes.

Incentive Stock Options.    The grant of an Option will not be a taxable event for the grantee or for Agrify. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an Option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the Option is granted through a date within three months before the date of exercise of the Option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the Option was exercised over the Option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) and to certain reporting requirements.

Restricted Stock.    A grantee who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the shares of Common Stock are subject to restrictions (that is, the Restricted Stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the Common Stock on the date of the Award (less the purchase price, if any), determined without regard to the restrictions (except any restrictions that will never lapse). If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.    There are no immediate tax consequences of receiving an award of Restricted Stock Units under the 2022 Omnibus Plan. A grantee who is awarded Restricted Stock Units will recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of SARs under the 2022 Omnibus Plan. Upon exercising an SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Share Awards, Other Stock-Based Awards, and Cash-Based Awards.    The tax treatment with respect to Performance Share Awards, other stock-based awards and cash-based awards will depend on the structure of such awards.

Section 409A.    We intend for awards granted under the plan to comply with Section 409A of the Internal Revenue Code. To the extent a grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% additional tax.

New Plan Benefits

On November 19, 2024 and January 31, 2025, the Compensation Committee and the Board of Directors approved grants of an aggregate of 77,500 Restricted Stock Units under the Omnibus 2022 Plan to employees and directors, which are contingent on approval of the Plan Amendment by our stockholders (the “Contingent Grants”). The Contingent Grants will vest on the one-year anniversary of grant, subject to shareholder approval, except with respect to the Contingent Grants granted to directors on November 19, 2024 and January 31, 2025, which will vest on the earlier of the one-year anniversary of grant or the next annual meeting of stockholders following the grant date, subject to shareholder approval. The table below provides additional information with respect to the Contingent Grants. Other than the Contingent Grants, it is not possible to determine the benefits that will be received in the future by participants in the 2022 Omnibus Plan because awards to be granted under the 2022 Omnibus Plan are at the discretion of the Compensation Committee and the Board of Directors.

Name and Position	Dollar Value ($)	Number of Units
Benjamin Kovler – Chairman and Interim Chief Executive Officer	$1,115,000	50,000
Brad Asher – Chief Financial Officer	—	—
All executive officers as a group	$1,115,000	50,000
All directors who are not executive officers, as a group	$616,775	27,500
Employees as a group (excluding executive officers)	—	—
Total	$1,731,775	77,500

Reference is hereby made to the “Equity Compensation Plan Table” of this Proxy Statement which is incorporated by reference into this Item 3 and provides certain details on our current plans.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast on the matter will be required to approve the proposed amendment to the 2022 Omnibus Plan to increase the number of shares available for issuance thereunder by 250,000. Broker non-votes and abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

Our Board of Directors recommends that you vote “FOR” the approval of the amendment to the 2022 Omnibus Plan to increase the number of shares available for issuance thereunder by two hundred fifty thousand (250,000).

EXPENSES OF SOLICITATION

We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to this solicitation by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. In addition, banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the record date, and such custodians will be reimbursed for their expenses.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into indemnity agreements with our directors and Named Executive Officers which provide, among other things, that we will indemnify such executive officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, executive officer or other agent, and otherwise to the full extent permitted under Nevada law and our amended and restated bylaws.

In order to identify and address concerns regarding related party transactions and their disclosures, we use Director and Officer Questionnaires and our conduct and ethics policies. We also consider the independence of our directors. The discussion of the independence of the directors is included under “Corporate Governance — Board and Board Committee Matters” elsewhere in this proxy statement.

Director and Officer Questionnaires are distributed to executive officers and directors each fiscal year to identify any potential related-party transactions. Within the questionnaire, executive officers and directors are asked to describe any transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, occurring since the beginning of the prior fiscal year, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of the following had or will have a direct or indirect interest: (i) the individual; (ii) any director or executive officer; (iii) a nominee for director; (iv) an immediate family member of a director or executive officer; (v) an immediate family member of a nominee for director; (vi) a security holder of more than 5% of the Common Stock; or (vii) an immediate family member of the security holder. Responses provided within the questionnaire are reviewed by our management to determine any necessary course of action.

It is our policy that all employees, directors and agents maintain the highest ethical standards and comply with all applicable legal requirements when conducting Company business. Guidelines regarding conflicts of interest are detailed in our Code of Conduct and Business Ethics, which was adopted by the Board of Directors and is available on the Company’s website at https://ir.agrify.com. All employees must deal with vendors, customers and others doing business with us in a manner that avoids even the appearance of conflict between personal interests and those of our Company. Potential conflicts of interest may arise from any of the following:

•        a direct or indirect financial interest in any business or organization that is a vendor or competitor of ours, if the employee or director can influence decisions with respect to our business with respect to such business or organization; and

•        serving on the board of directors of, or being employed in any capacity by, a vendor, competitor or customer of ours.

The Audit Committee is authorized to review all potential conflicts of interest involving directors and executive officers.

Relationships, including business, financial, personal, and family, may give rise to conflicts of interest or the appearance of a conflict. Employees should carefully evaluate their relationships as they relate to our business to avoid conflict or the appearance of a conflict. To avoid conflicts of interest or the appearance of a conflict:

•        An employee should not work in a position in which he or she has the authority to hire, directly supervise or attempt to influence the employment actions of an immediate family member or romantic partner. Any individual in a supervisory position should not pursue a romantic relationship with any person with whom there is a reporting relationship.

•        Employees and directors should not have an undisclosed relationship with, or financial interest in, any business that competes or deals with us; provided that the ownership of less than 1% of the outstanding shares, units or other interests of any class of publicly traded securities is acceptable.

•        Employees are prohibited from directly or indirectly competing or performing services for any person or entity in competition with us.

•        Employees should comply with the policies set forth in this Code of Conduct and Business Ethics regarding the receipt or giving of gifts, favors or entertainment.

•        A full-time employee should obtain the approval of his or her supervisor before serving as a trustee, regent, director or officer of a philanthropic, professional, national, regional or community organization, or educational institution. This policy applies where significant time spent in support of these functions may interfere with time that should be devoted to our business.

•        Employees may not sell or lease equipment, materials or property to us without appropriate corporate authority.

•        Employees should purchase our equipment, materials or property only on terms available to the general public.

Any employee or director who becomes aware of a conflict is required to bring it to the attention of a supervisor, management or other appropriate personnel. Directors are expected and required to uphold the same dedication to corporate ethics as our employees.

If a conflict of interest arises involving an executive officer or director, the Board of Directors must approve a waiver to the Code of Conduct and Business Ethics and if a director has the conflict, that director must abstain from the approval. Waivers are made on a case-by-case basis. The Board of Directors has not adopted a formal written policy with respect to waiving conflict of interests or approving related party transactions. In making this determination, the Board of Directors considered the infrequency in occurrence of these transactions. Any waivers to the Code of Conduct and Business Ethics granted to an executive officer or director shall be disclosed by us on our website at https://ir.agrify.com.

Related Party Transactions

CP Acquisitions, LLC Convertible Note

On October 27, 2023, CP Acquisitions, LLC (“CP”), an entity affiliated with and controlled by Raymond Chang and I-Tseng Jenny Chan, purchased from an institutional investor (the “Former Lender”) the Senior Secured Note issued by us to the Former Lender on August 19, 2022 (the “Exchange Note”) and the Senior Secured Convertible Note issued by us to the Former Lender on March 10, 2023 (the “Convertible Note”). On January 25, 2024, following stockholder approval at an annual meeting of stockholders on January 8, 2024, we and CP consolidated the outstanding principal and interest due under a junior secured note held by CP and the Exchange Note (as amended, restated and consolidated, the “CP Note”), with an outstanding principal amount of approximately $18.9 million at the time of consolidation. The CP Note amended the terms of the Convertible Note by, among other things, (i) reducing the conversion price to $21.90 per share of Common Stock, (ii) increasing the beneficial ownership limitation to 49.99% with respect to any individual or group, provided that CP could assign its right to receive shares upon conversion to Mr. Chang and/or Ms. Chan or their affiliates, in which case the 49.99% beneficial ownership limitation will apply to each of them individually, (iii) extending the maturity date to December 31, 2025, (iv) increasing the interest rate from 9% to 10% per annum, (v) increasing the default interest from 15% to 18% per annum, and (vi) providing for the payment of interest every six months, or in lieu of cash interest payments, we may issue shares as payments-in-kind at a conversion price equal to the higher of (i) $21.90 or (ii) a 20% discount to our trailing seven-day volume weighted average price as of the date of interest payment. Immediately following the execution of the CP Note, CP immediately elected to convert approximately $3.9 million of outstanding principal into an aggregate of 2,671,633 shares of common stock, and assigned its rights to receive such shares to entities affiliated with Mr. Chang and Ms. Chan.

On May 21, 2024, we and CP entered into a further amendment to the CP Note, pursuant to which CP could elect, in lieu of shares of common stock issuable upon conversion of the CP Note, to instead receive pre-funded warrants. Immediately following the amendment of the CP Note, CP Acquisitions elected to convert $11.5 million of outstanding principal into pre-funded warrants. In connection with the sale of our cultivation business on December 31, 2024, CP assumed all of our obligations under the 2024 CP Note.

CP Acquisitions, LLC Promissory Note

On August 14, 2024, we issued a junior secured promissory note (the “2024 CP Note”) to CP. Pursuant to the 2024 CP Note, CP would lend us up to $1.5 million. The 2024 CP Note bore interest at a rate of 10% per annum, would mature in full on July 1, 2025, and could be prepaid without any fee or penalty. The 2024 CP Note was secured by our assets and ranked junior to our existing secured indebtedness. The 2024 CP Note could be converted into Common Stock or, at CP’s election, pre-funded warrants, in each case at a conversion price of $3.9495. In connection with the sale of our cultivation business on December 31, 2024, CP assumed all of our obligations under the 2024 CP Note.

GIC Promissory Note

On July 12, 2023, we issued an unsecured promissory note (the “GIC Note”) in favor of GIC Acquisitions, LLC (“GIC”), an entity that is owned and managed by Raymond Chang. The GIC Note bore interest at a rate of 10% per annum, would mature in full on August 6, 2023, and could be prepaid without any fee or penalty. The GIC Note ranked junior to all of our existing secured indebtedness. On October 27, 2023, we and GIC amended and restated the GIC Note to extend the maturity date until December 31, 2023 and we granted a junior security interest in our assets. On January 25, 2024, we and GIC further amended and restated the GIC Note to increase the principal amount thereunder to $1.0 million and to extend the maturity date until June 30, 2024. On May 21, 2024, we and GIC restated the GIC Note to increase the aggregate principal amount to approximately $2.29 million, extended the maturity date to December 31, 2025, and provided that the GIC Note may be converted into Common Stock or, at GIC’s election, pre-funded warrants. Immediately following the execution of the restated GIC Note, GIC elected to convert all of the outstanding principal under the GIC Note into pre-funded warrants.

RSLGH Convertible Note

On November 5, 2024, we issued a secured convertible note (the “RSLGH Note”) to RSLGH, LLC (“RSLGH”), a subsidiary of Green Thumb. Benjamin Kovler, our Chairman and Interim Chief Executive Officer, is the Chairman and Chief Executive Officer of Green Thumb, and Armon Vakili, a member of our Board, is the Vice President — Strategic Initiatives and Partnership at Green Thumb. The RSLGH Note is a secured obligation and ranks senior to all of our indebtedness. The RSLGH Note will mature on November 5, 2025 and has a 10.0% annualized interest rate, with interest to be paid on the first calendar day of each September and March while the RLSGH Note is outstanding, in cash. The principal amount of the RLSGH Note will be payable on its maturity date. The RLSGH Note provides for advances of up to $20.0 million in the aggregate, of which $10.0 million was advanced upon issuance. If RLSGH elects to convert the RLSGH Note, the conversion price per share will be $3.158, subject to customary adjustments for certain corporate events. The conversion of the RLSGH Note will be subject to certain customary conditions and the receipt of stockholder approval to the extent necessary under Nasdaq listing rules.

Sale of Cultivation Business

On December 31, 2024, we entered into and closed an asset purchase agreement (the “Cultivation Purchase Agreement”) with CP. Under the Cultivation Purchase Agreement, CP acquired assets from us relating to our Vertical Farming Unit (“VFU”) business, including the related Agrify total turnkey (“TTK”) solution assets and Agrify InsightsTM software solutions. The aggregate consideration received by us for the sale of the cultivation business consisted of the assumption by CP of (i) all of our obligations pursuant secured indebtedness then held by CP with an aggregate amount of principal and accrued interest of approximately $7 million, and (ii) certain other liabilities relating to the Cultivation Business.

Shared Services Agreement

In connection with the Green Thumb’s investment in Agrify, Vision Management Services, LLC (“VMS”), a wholly-owned subsidiary of the Green Thumb, entered into a Shared Services Agreement with Agrify whereby VMS agreed to provide corporate and operational support to Agrify in exchange for fees based on the services provided. For 2024, the Company incurred fees of $225,655 in exchange for the services provided by VMS.

Sale of Shares to Chairman and Interim Chief Executive Officer

On November 21, 2024, Agrify completed the private placement to institutional investors and other accredited investors of (i) 203,988 shares of the Common Stock, and (ii) pre-funded warrants to purchase up to an aggregate of 949,515 shares of Common Stock, in a private placement offering. The purchase price for one share of Common Stock was $22.30. Benjamin Kovler, Agrify’s Chairman and Interim Chief Executive Officer, participated in the private placement to purchase 10,000 shares of Common Stock on the same terms as other investors except for a purchase price of $38.76 per share, pursuant to applicable Nasdaq listing rules.

OTHER MATTERS

The Board is not aware of any other matter to be presented for action at the Annual Meeting. If any other matter requiring a vote of stockholders should arise, then the proxies (or their substitutes) will vote in accordance with their best judgment.

ADVANCE NOTICE PROCEDURES AND STOCKHOLDER PROPOSALS

Advance Notice Procedures

Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (1) by or at the direction of the Board or (2) by any stockholder of the Company who complies with the notice procedures set forth below and who is a stockholder of record of at least 1.0% of the Company’s outstanding shares of record at the time such notice is delivered to the secretary of the Company as provided below.

For business other than director nominations to be properly brought before an annual meeting by a stockholder pursuant to clause (2) of the preceding paragraph, the stockholder must have given timely notice thereof in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the secretary of the Company at the principal executive office of the Company not less than 120 days prior to the first anniversary of the date that the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not later than either the close of business on the tenth day following the earlier of (1) the day on which notice of the date of such meeting was mailed or (2) the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (x) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder on whose behalf the proposal is made; (y) as to the stockholder giving the notice (A) the name and address of such stockholder and (B) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and any other ownership interest in the shares of the Company, whether economic or otherwise, including derivatives and hedges, and (z) a representation that the person sending the notice is a stockholder of record on the record date and shall remain such through the annual meeting date, and that such stockholder intends to appear in person or by proxy at such annual meeting to move the consideration of the business set forth in the notice.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2026 Annual Meeting, notice must be submitted by no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date, except that, if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company, and the notice must include the information in the notice required by our Amended and Restated Bylaws and by Rule 14a-19(b)(2) under the Securities Exchange Act of 1934, as amended.

Stockholder Proposals For 2026 Annual Meeting of Stockholders

To be considered for presentation at our 2026 Annual Meeting of Stockholders, inclusion in the proxy statement and on the proxy card, a stockholder proposal must be received at our offices no later than a reasonable time before we begin to print and send proxy materials for such meeting. For stockholder proposals or other business matters that may be raised at the 2026 Annual Meeting of Stockholders, but not included in the proxy statement or on the proxy card that are submitted outside the proposal process identified in the preceding sentence, if we do not receive notice of any such matter that a stockholder wishes to raise at the 2026 Annual Meeting of Stockholders during the period described under “Advance Notice Procedures” above, then no business matters, other than those included in the notice of Annual Meeting for the 2026 Annual Meeting of Stockholders, may properly come before the 2026 Annual Meeting of Stockholders. All proposals and notifications for the 2026 Annual Meeting of Stockholders should be addressed in writing to the attention of the Corporate Secretary, Agrify Corporation, 2220 Hicks Road, Suite 210, Rolling Meadows, Illinois 60008 and should satisfy the particular requirements of our Amended and Restated Bylaws.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

Our 2024 Annual Report on Form 10-K, as amended, accompanies this proxy statement (the “Form 10-K”). The Form 10-K for the year ended December 31, 2024 was filed with the SEC on March 21, 2025 and amended by Amendment No. 1 thereto filed with the SEC on March 28, 2025. We will furnish, upon written request of any stockholder and the payment of an appropriate processing fee, copies of the exhibits to our Annual Report on Form 10-K. Please address all such requests to Agrify Corporation, 2220 Hicks Road, Suite 210, Rolling Meadows, Illinois 60008, Attention: Corporate Secretary.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of such materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you if you write or call us at the following address or telephone number: Agrify Corporation, 2220 Hicks Road, Suite 210, Rolling Meadows, IL 60008, (855) 420-0020, or you can request a copy of any such document by visiting the 2025 Annual Meeting page of our Internet website at www.proxyvote.com. If you want to receive separate copies of the annual report or proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

YOUR VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD
OR VOTE BY TELEPHONE OR VOTE THROUGH
THE INTERNET AS SOON AS POSSIBLE

Appendix A

AGRIFY CORPORATION 2022 OMNIBUS EQUITY INCENTIVE PLAN

(marked to show proposed changes)

1.      Purpose; Eligibility.

1.1    General Purpose. The name of this plan is the Agrify Corporation 2022 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Agrify Corporation, a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2    Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.      Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business

Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Agrify Corporation, a Nevada corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.

“Director” means a member of the Board.

“Disqualifying Disposition” has the meaning set forth in Section 17.12.

“Effective Date” shall mean the date that the Company’s shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (ii) a material reduction in the Participant’s base salary or bonus opportunity other than as part of an across-the-board salary reduction that applies in substantially the same proportions to all similarly situated Employees.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 9 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Agrify Corporation 2022 Omnibus Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.

“Restricted Award” means any Award granted pursuant to Section 8.

“Restricted Period” has the meaning set forth in Section 8.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.5.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.      Administration.

3.1    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)         to construe and interpret the Plan and apply its provisions;

(b)         to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)         to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)         to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)         to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)          from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)         to determine the number of shares of Common Stock to be made subject to each Award;

(h)         to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)          to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)          to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)         to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)          to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)        to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)         to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)         to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article 14 or Article 15, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Stock Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

3.2    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3    Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4    Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5    Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.      Shares Subject to the Plan.

4.1    Subject to adjustment in accordance with Section 14, an amount of shares of Common Stock equal to (i) four hundred thirty-four thousand ~~two million seven hundred and sixty thousand~~ (434,000~~2,760,000~~) plus (ii) the number of shares of Common Stock underlying any award granted under the Agrify Corporation 2020 Omnibus Equity Incentive Plan (the “Prior Plan”) that expires, terminates or is canceled or forfeited under the terms of the Prior Plan shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2    Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3    Subject to adjustment in accordance with Section 14, the maximum number of shares of Common Stock that may be issued in the aggregate pursuant to the exercise of Incentive Stock Options shall be equal to the Total Share Reserve (the “ISO Limit”).

4.4    Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation (other than with respect to Restricted Awards and Performance Share Awards, in which case such shares will again be available for issuance under the Plan), or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.5    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.      Eligibility.

5.1    Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2    Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.      Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1    Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2    Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3    Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4    Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5    Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6    Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Vesting of Options. Subject to Section 13.6, each Option shall vest, and therefore become exercisable, in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8    Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) in accordance with, and during the period set forth in, the terms of the applicable Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.      Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1    Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2    Term The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3    Vesting

Subject to Section 13.6, each Stock Appreciation Right shall vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

7.4    Exercise and Payment Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation

Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5    Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6    Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.      Restricted Awards A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1    Restricted Stock and Restricted Stock Units

(a)         Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock, provided that the Participant shall not have the right to receive dividends on any unvested shares of Restricted Stock.

(b)         The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”).

8.2    Restrictions

(a)         Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)         Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)         The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3    Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4    Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5    Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.      Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1    Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10.    Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.    Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.    Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.    Miscellaneous.

13.1  Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2  Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3  No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4  Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5  Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

13.6  Minimum Vesting. No Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant. Notwithstanding the foregoing, the Committee may grant up to a maximum of five percent (5%) of the aggregate number of shares of Common Stock available for issuance under this Plan (subject to adjustment under Section 14), without regard for any limitations or other requirements for exercise or vesting as set forth in this Section 13.6, and the minimum vesting requirement does not apply to (A) any Substitute Awards, (B) shares of Common Stock delivered in lieu of fully vested Cash Awards, (C) Awards to Directors, and (D) the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

14.    Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.    Effect of Change in Control.

15.1  The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Common Stock in the Change of Control over the per share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Participant whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Participant whose employment has been terminated as a result of a Change of Control, upon the Participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

15.2  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.    Amendment of the Plan and Awards.

16.1  Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2  Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4  No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5  Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.    General Provisions.

17.1  Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2  Clawback. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time. If there shall be no such clawback policy in effect, (1) awards under the Plan and any shares of Common Stock issued pursuant to Awards under the Plan (and any gains thereon) shall be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such Awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria; and (2) if the Company or its subsidiaries terminate a Participant’s service relationship due to the Participant’s gross negligence or willful misconduct (whether or not such actions also constitute “cause” under an Award Agreement), which conduct, directly or indirectly, results in the Company preparing an accounting restatement, any Awards under the Plan, whether or not vested, as well as any shares of Common Stock issued pursuant to Awards under this Plan (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.”

17.3  Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4  Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5  Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6  Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7  Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8  Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9  No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.15 Expenses. The costs of administering the Plan shall be paid by the Company.

17.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.    Effective Date of Plan. The Plan shall become effective as of the Effective Date.

19.    Termination or Suspension of the Plan. The Plan shall terminate automatically on April 29, 2032. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.    Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Agrify Corporation on April 19, 2022.

As approved by the shareholders of Agrify Corporation on June 8, 2022.

First amendment adopted by the Board of Directors of Agrify Corporation on November 28, 2023

First amendment approved by the shareholders of Agrify Corporation on January 8, 2024

Second amendment adopted by the Board of Directors of Agrify Corporation on July 8, 2024

Second amendment adopted by the shareholders of Agrify Corporation on August 12, 2024

Third amendment adopted by the Board of Directors of Agrify Corporation on April 29, 2025

Second amendment adopted by the shareholders of Agrify Corporation on _______, 2025

AGRIFY CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AGFY2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V74724-P33917 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AGRIFY CORPORATION For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. To elect seven directors, each for a one-year term; The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except 1. To elect seven directors, each for a one-year term; To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Nominees: 01) Benjamin Kovler 02) Max Holtzman 03) Timothy Mahoney 04) Peter Shapiro 05) Sanjay Tolia 06) Armon Vakili 07) Krishnan Varier The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To ratify the appointment of GuzmanGray as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve an amendment to the Agrify Corporation 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 250,000. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. AGRIFY CORPORATION Virtual Annual Meeting of Stockholders June 11, 2025 4:30 PM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Benjamin Kovler and Brad Asher, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AGRIFY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:30 PM, ET on June 11, 2025, at www.virtualshareholdermeeting.com/AGFY2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side